FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE GROUP REPORTS QUARTERLY RESULTS

Record First Quarter Revenue Increases 2% to $7.6 Billion

Same-Store Retail Automotive Revenue up 2%; Same-Store Retail Automotive Gross Profit up 3%

Same-Store Retail Automotive Service and Parts Revenue up 4% and Related Gross Profit up 6%

Earnings Before Taxes and Earnings Per Share Increase 14% to $337 Million and $3.66

Adjusted Earnings Before Taxes Increases 5% to $310 Million; Adjusted Earnings Per Share Increases 6% to $3.39

BLOOMFIELD HILLS, MI, April 30, 2025 – Penske Automotive Group, Inc. (NYSE: PAG), a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers, today announced quarterly results for the first quarter of 2025. For the quarter, revenue increased 2% from the same period in 2024 to a first quarter record of $7.6 billion. Net income attributable to common stockholders increased 14% to $244.3 million compared to $215.2 million in the prior year period, and related earnings per share increased 14% to $3.66 compared to $3.21 for the same period in 2024. As reconciled in the attached schedules, adjusted net income increased 5% to $226.3 million and adjusted earnings per share increased 6% to $3.39. Foreign currency exchange negatively impacted revenue by $40.3 million, net income attributable to common stockholders by $0.5 million, and earnings per share by $0.01.
First Quarter 2025 Operating Highlights Compared to First Quarter 2024
•Retail Automotive Same-Store Revenue – increased 2%
•New Vehicle +7%; Used Vehicle -3%; Finance & Insurance -1%; Service & Parts +4%
•Retail Automotive Same-Store Gross Profit – increased 3%
•New Vehicle +1%; Used Vehicle -2%; Finance & Insurance -1%; Service & Parts +6%
•Selling, General, and Administrative Expenses as a Percentage of Gross Profit of 72.0%; Adjusted Selling, General, and Administrative Expenses as a Percentage of Gross Profit of 70.0% improves by 70 bps
•New and Used Retail Commercial Truck Units – increased 4%
•New Vehicle +7%; Used Vehicle -7%
•Retail Commercial Truck Same-Store Revenue – decreased 3%
•New Vehicle -3%; Used Vehicle flat; Finance & Insurance -25%; Service & Parts -4%
Commenting on the Company's first quarter financial results, Chair Roger Penske said, "Our diversified international transportation services business generated record first quarter revenue, the seventh consecutive quarter of stable gross margin, and a 70-basis point improvement of adjusted selling, general, and administrative expenses as a percentage of gross profit. New and used vehicle gross profit per unit retailed remained consistent and strong with new vehicle gross declining only $87 per unit while used vehicle gross increased $352 per unit when compared to the fourth quarter of 2024. I was also pleased to see retail automotive service and parts gross margin improve by 60 basis points when compared to the first quarter of 2024.”

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Penske continued, “We continue to monitor the potential impact to our business from tariffs. As we look across our business, the benefits provided by our premium brand mix, geographic diversification across the North American retail commercial truck, Australian/New Zealand commercial vehicle and power systems, and the international automotive markets, and the diversification of our gross profit across new and used vehicles, service and parts, and finance and insurance, coupled with our highly variable cost structure, provide us with opportunities to flex our business to meet the changing automotive landscape."
Retail Automotive Dealerships
For the three months ended March 31, 2025, total new units delivered increased 6%. Used units delivered decreased 16%, consisting of a 2% increase in the U.S. and a 28% decrease internationally. The decrease internationally is attributable to a realignment of the Company's U.K. used only dealerships to Sytner Select which focuses on retailing fewer units at better margin and lower costs. Excluding the performance of the U.K. Sytner Select dealerships in both periods, used units delivered only decreased 1%. Total retail automotive revenue increased 1% to $6.6 billion and increased 2% on a same-store basis, driven by a 4% increase in same-store service and parts. Total retail automotive gross profit increased 3% to $1.1 billion, and same-store gross profit increased 3%, driven by a 6% increase in same-store service and parts.
Retail Commercial Truck Dealerships
As of March 31, 2025, Premier Truck Group operated 45 North American retail commercial truck locations. For the three months ended March 31, 2025, retail unit sales increased 4% to 4,714 from 4,540 but declined 4% on a same-store basis. Revenue was $823.7 million and earnings before taxes was $45.1 million which compares to revenue of $791.8 million and earnings before taxes of $50.5 million in the prior year period. The decline in earnings is attributable to the continuing soft freight environment.
Penske Transportation Solutions Investment
Penske Transportation Solutions ("PTS") is a leading provider of full-service truck leasing, truck rental, contract maintenance, and logistics services. PTS operates a managed fleet with over 428,000 trucks, tractors, and trailers under lease, rental and/or maintenance contracts. Penske Automotive Group has a 28.9% ownership interest in PTS and accounts for its ownership interest using the equity method of accounting. For the three months ended March 31, 2025, the Company recorded $33.2 million in earnings compared to $32.5 million for the same period in 2024, driven by an increase in revenue from leasing and maintenance business, partially offset by the continued decline in truck rental revenue and lower gain on sale of used trucks associated with weakness in the freight market.
Corporate Development, Capital Allocation, Liquidity, and Leverage
During the three months ended March 31, 2025, the Company repurchased 254,406 shares of common stock for approximately $39.9 million under our securities repurchase program and also acquired 822 shares of our common stock for $0.1 million from employees in connection with a net share settlement feature of employee equity awards. From April 1, 2025, through April 25, 2025, the Company repurchased an additional 495,570 shares for an aggregate purchase price of $71.2 million. As of April 25, 2025, $45.8 million remained available under the Company's existing repurchase authority. As of March 31, 2025, the Company had approximately $2.1 billion in liquidity, including $118 million in cash and $2.0 billion of availability under its U.S. and international credit agreements. The Company’s leverage ratio at March 31, 2025 was 1.2x.

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Conference Call
Penske Automotive Group will host a conference call discussing financial results relating to the first quarter of 2025 on Wednesday, April 30, 2025, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 715-9871 [International, please dial (646) 307-1963] using access code 9658297. The call will also be simultaneously broadcast over the Internet, available through the Investors section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2025 financial results has been posted to the Investors section of the Company's website. To access the presentation or to listen to the Company's webcast, please refer to www.penskeautomotive.com.
About Penske Automotive
Penske Automotive Group, Inc., (NYSE: PAG) headquartered in Bloomfield Hills, Michigan, is a diversified international transportation services company and one of the world's premier automotive and commercial truck retailers. PAG operates dealerships in the United States, the United Kingdom, Canada, Germany, Italy, Japan, and Australia and is one of the largest retailers of commercial trucks in North America for Freightliner. PAG also distributes and retails commercial vehicles, diesel and gas engines, power systems, and related parts and services principally in Australia and New Zealand. PAG employs over 28,700 people worldwide. Additionally, PAG owns 28.9% of Penske Transportation Solutions ("PTS"), a business that employs over 44,500 people worldwide, manages one of the largest, most comprehensive and modern trucking fleets in North America with over 428,000 trucks, tractors, and trailers under lease, rental, and/or maintenance contracts and provides innovative transportation, supply chain, and technology solutions to its customers. PAG is a member of the S&P Mid Cap 400, Fortune 500, Russell 1000, and Russell 3000 indexes. For additional information, visit the Company's website at www.penskeautomotive.com.
Non-GAAP Financial Measures
This release contains certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per share, adjusted earnings before taxes, earnings before interest, taxes, depreciation, and amortization ("EBITDA"), adjusted EBITDA, adjusted selling, general, and administrative expenses, and leverage ratio. The Company has reconciled these measures to the most directly comparable GAAP measures in the release. The Company believes that these widely accepted measures of operating profitability improve the transparency of the Company's disclosures and provide a meaningful presentation of the Company's results from its core business operations excluding the impact of items not related to the Company's ongoing core business operations and improve the period-to-period comparability of the Company's results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results and should only be considered in conjunction with the Company's financial information that is presented in accordance with GAAP.
Caution Concerning Forward Looking Statements
Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.'s financial performance, expectations and future plans. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, those related to macro-economic, geo-political and industry conditions and events, including their impact on sales of new and used vehicles, service and parts, and repair and maintenance services, the availability of consumer credit, changes in consumer demand, consumer confidence levels, fuel prices, demand for trucks to move freight with respect to Penske Transportation Solutions (PTS) and Premier Truck Group and other freight metrics such as spot rates or miles driven, personal discretionary spending levels, interest rates, foreign currency exchange rates, and unemployment rates; our ability to obtain vehicles and parts from our manufacturers, especially in light of supply chain disruptions due to natural disasters, tariffs and non-tariff trade barriers,

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any shortages of vehicle components, international conflicts, challenges in sourcing labor, or labor strikes or work stoppages, or other disruptions; the control our manufacturer partners can exert over our operations and our reliance on them for various aspects of our business; risks to our reputation and those of our manufacturer partners; changes in the retail model either from direct sales by manufacturers, a transition to an agency model of sales, sales by online competitors, or from the expansion of EVs; disruptions to the security and availability of our information technology systems and those of our third party providers, which systems are increasingly threatened by ransomware and other cyber-attacks; the effects of a pandemic on the global economy, including our ability to react effectively to changing business conditions in light of any pandemic; the impact of tariffs targeting imported vehicles and parts, as well as changes or increases in tariffs, trade restrictions, trade disputes or non-tariff trade barriers; the rate of inflation, including its impact on vehicle affordability; changes in interest rates and foreign currency exchange rates; our ability to consummate, integrate, and realize returns on our acquisitions; with respect to PTS, changes in the financial health of its customers, labor strikes or work stoppages by its employees, a reduction in PTS' asset utilization rates, continued availability from truck manufacturers and suppliers of vehicles and parts for its fleet, including with respect to the effect of various government mandates concerning the electrification of its vehicle fleet, changes in values of used trucks which affects PTS' profitability on truck sales and regulatory risks and related compliance costs, our ability to realize returns on our significant capital investments in new and upgraded dealership facilities; our ability to navigate a rapidly changing automotive and truck landscape; our ability to respond to new or enhanced regulations in both our domestic and international markets relating to dealerships and vehicles sales, including those related to the sales process, emissions standards or electrification, as well as changes in consumer sentiment relating to commercial truck sales that may hinder our or PTS' ability to maintain, acquire, sell, or operate trucks; the success of our distribution of commercial vehicles, engines, and power systems; natural disasters; recall initiatives or other disruptions that interrupt the supply of vehicles or parts to us; the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive Group's business, markets, conditions, risks, and other uncertainties, which could affect Penske Automotive Group's future performance. The risks and uncertainties discussed above are not exhaustive and additional risk and uncertainties are addressed in Penske Automotive Group's Form 10-K for the year ended December 31, 2024, and its other filings with the Securities and Exchange Commission. This press release speaks only as of its date, and Penske Automotive Group disclaims any duty to update the information herein.

Inquiries should contact:

Shelley Hulgrave	Anthony Pordon
Executive Vice President and	Executive Vice President Investor Relations
Chief Financial Officer	and Corporate Development
Penske Automotive Group, Inc.	Penske Automotive Group, Inc.
248-648-2812	248-648-2540
shulgrave@penskeautomotive.com	tpordon@penskeautomotive.com

# # #

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change
Revenue	$7,604.5	$7,447.8	2.1%
Cost of Sales	6,335.5	6,202.6	2.1%
Gross Profit	$1,269.0	$1,245.2	1.9%
SG&A Expenses	913.6	879.8	3.8%
Depreciation	39.9	37.8	5.6%
Operating Income	$315.5	$327.6	(3.7)%
Floor Plan Interest Expense	(41.5)	(44.8)	(7.4)%
Other Interest Expense	(22.5)	(21.3)	5.6%
Gain on sale of dealership	52.3	—	nm
Equity in Earnings of Affiliates	33.3	33.3	—%
Income Before Income Taxes	$337.1	$294.8	14.3%
Income Taxes	(92.1)	(78.6)	17.2%
Net Income	$245.0	$216.2	13.3%
Less: Income Attributable to Non-Controlling Interests	0.7	1.0	(30.0)%
Net Income Attributable to Common Stockholders	$244.3	$215.2	13.5%

Amounts Attributable to Common Stockholders:
Net Income	$245.0	$216.2	13.3%
Less: Income Attributable to Non-Controlling Interests	0.7	1.0	(30.0)%
Net Income Attributable to Common Stockholders	$244.3	$215.2	13.5%
Income Per Share	$3.66	$3.21	14.0%
Weighted Average Shares Outstanding	66.8	67.1	(0.4)%

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2025	2024
Assets:
Cash and Cash Equivalents	$118.4	$72.4
Accounts Receivable, Net	1,201.6	1,002.1
Inventories	4,500.3	4,640.2
Other Current Assets	233.3	213.1
Total Current Assets	6,053.6	5,927.8
Property and Equipment, Net	3,075.9	3,006.2
Operating Lease Right-of-Use Assets	2,443.3	2,467.2
Intangibles	3,389.6	3,382.9
Other Long-Term Assets	1,969.5	1,936.8
Total Assets	$16,931.9	$16,720.9

Liabilities and Equity:
Floor Plan Notes Payable	$2,481.6	$2,535.8
Floor Plan Notes Payable – Non-Trade	1,482.3	1,488.2
Accounts Payable	976.1	851.7
Accrued Expenses and Other Current Liabilities	983.6	889.0
Current Portion Long-Term Debt	778.5	721.2
Total Current Liabilities	6,702.1	6,485.9
Long-Term Debt	993.0	1,130.8
Long-Term Operating Lease Liabilities	2,363.7	2,392.6
Other Long-Term Liabilities	1,460.4	1,484.3
Total Liabilities	11,519.2	11,493.6
Equity	5,412.7	5,227.3
Total Liabilities and Equity	$16,931.9	$16,720.9

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Geographic Revenue Mix:
North America	59.4%	56.5%
U.K.	30.6%	34.2%
Other International	10.0%	9.3%
Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$6,569.3	$6,478.0
Retail Commercial Truck	823.7	791.8
Commercial Vehicle Distribution and Other	211.5	178.0
Total	$7,604.5	$7,447.8

Gross Profit: (Amounts in Millions)
Retail Automotive	$1,083.8	$1,057.2
Retail Commercial Truck	141.0	144.8
Commercial Vehicle Distribution and Other	44.2	43.2
Total	$1,269.0	$1,245.2

Gross Margin:
Retail Automotive	16.5%	16.3%
Retail Commercial Truck	17.1%	18.3%
Commercial Vehicle Distribution and Other	20.9%	24.3%
Total	16.7%	16.7%

	Three Months Ended
	March 31,
	2025	2024
Operating Items as a Percentage of Revenue:
Gross Profit	16.7%	16.7%
Selling, General and Administrative Expenses	12.0%	11.8%
Operating Income	4.1%	4.4%
Income Before Income Taxes	4.4%	4.0%

Operating Items as a Percentage of Total Gross Profit:
Selling, General, and Administrative Expenses	72.0%	70.7%
Adjusted Selling, General, and Administrative Expenses(1)	70.0%	70.7%
Operating Income	24.9%	26.3%

	Three Months Ended
	March 31,
(Amounts in Millions)	2025	2024

EBITDA(1)	$399.5	$353.9
Floor Plan Credits	$12.7	$10.9
Rent Expense	$66.5	$65.3
_______________________
(1)See the following Non-GAAP reconciliation table.

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change
Retail Automotive Units:
New Retail	50,602	48,667	4.0%
Used Retail	58,486	69,265	(15.6)%
Total Retail	109,088	117,932	(7.5)%
New Agency	10,686	8,932	19.6%
Total Retail and Agency	119,774	126,864	(5.6)%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$3,022.1	$2,802.6	7.8%
Used Vehicles	2,200.5	2,336.2	(5.8)%
Finance and Insurance, Net	198.2	206.0	(3.8)%
Service and Parts	789.4	746.1	5.8%
Fleet and Wholesale	359.1	387.1	(7.2)%
Total Revenue	$6,569.3	$6,478.0	1.4%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$280.0	$272.4	2.8%
Used Vehicles	125.7	129.9	(3.2)%
Finance and Insurance, Net	198.2	206.0	(3.8)%
Service and Parts	462.7	432.4	7.0%
Fleet and Wholesale	17.2	16.5	4.2%
Total Gross Profit	$1,083.8	$1,057.2	2.5%

Retail Automotive Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$59,202	$57,176	3.5%
Used Vehicles	37,624	33,729	11.5%

Retail Automotive Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$5,059	$5,229	(3.3)%
Used Vehicles	2,149	1,876	14.6%
Finance and Insurance (excluding agency)	1,782	1,719	3.7%
Agency	2,620	2,370	10.5%

Retail Automotive Gross Margin:
New Vehicles	9.3%	9.7%	(40)bps
Used Vehicles	5.7%	5.6%	+10bps
Service and Parts	58.6%	58.0%	+60bps
Fleet and Wholesale	4.8%	4.3%	+50bps
Total Gross Margin	16.5%	16.3%	+20bps

Retail Automotive Revenue Mix Percentages:
New Vehicles	46.0%	43.3%	+270bps
Used Vehicles	33.5%	36.1%	(260)bps
Finance and Insurance, Net	3.0%	3.2%	(20)bps
Service and Parts	12.0%	11.5%	+50bps
Fleet and Wholesale	5.5%	5.9%	(40)bps
Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	25.8%	25.8%	—bps
Used Vehicles	11.6%	12.3%	(70)bps
Finance and Insurance, Net	18.3%	19.5%	(120)bps
Service and Parts	42.7%	40.9%	+180bps
Fleet and Wholesale	1.6%	1.5%	+10bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change
Retail Automotive Same-Store Units:
New Retail	49,076	47,296	3.8%
Used Retail	57,175	63,955	(10.6)%
Total Retail	106,251	111,251	(4.5)%
New Agency	10,686	8,069	32.4%
Total Retail and Agency	116,937	119,320	(2.0)%

Retail Automotive Same-Store Revenue: (Amounts in Millions)
New Vehicles	$2,923.3	$2,727.3	7.2%
Used Vehicles	2,136.8	2,205.2	(3.1)%
Finance and Insurance, Net	195.0	196.8	(0.9)%
Service and Parts	764.6	734.1	4.2%
Fleet and Wholesale	348.4	370.8	(6.0)%
Total Revenue	$6,368.1	$6,234.2	2.1%

Retail Automotive Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$269.1	$265.4	1.4%
Used Vehicles	122.0	124.1	(1.7)%
Finance and Insurance, Net	195.0	196.8	(0.9)%
Service and Parts	450.2	423.6	6.3%
Fleet and Wholesale	17.1	16.9	1.2%
Total Gross Profit	$1,053.4	$1,026.8	2.6%

Retail Automotive Same-Store Revenue Per Vehicle Retailed:
New Vehicles (excluding agency)	$59,029	$57,266	3.1%
Used Vehicles	37,372	34,480	8.4%

Retail Automotive Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles (excluding agency)	$4,991	$5,260	(5.1)%
Used Vehicles	2,133	1,941	9.9%
Finance and Insurance (excluding agency)	1,808	1,749	3.4%
Agency	2,532	2,338	8.3%

Retail Automotive Same-Store Gross Margin:
New Vehicles	9.2%	9.7%	(50)bps
Used Vehicles	5.7%	5.6%	+10bps
Service and Parts	58.9%	57.7%	+120bps
Fleet and Wholesale	4.9%	4.6%	+30bps
Total Gross Margin	16.5%	16.5%	—bps

Retail Automotive Same-Store Revenue Mix Percentages:
New Vehicles	45.9%	43.7%	+220bps
Used Vehicles	33.6%	35.4%	(180)bps
Finance and Insurance, Net	3.1%	3.2%	(10)bps
Service and Parts	12.0%	11.8%	+20bps
Fleet and Wholesale	5.4%	5.9%	(50)bps
Total	100.0%	100.0%

Retail Automotive Same-Store Gross Profit Mix Percentages:
New Vehicles	25.5%	25.8%	(30)bps
Used Vehicles	11.6%	12.1%	(50)bps
Finance and Insurance, Net	18.5%	19.2%	(70)bps
Service and Parts	42.7%	41.3%	+140bps
Fleet and Wholesale	1.7%	1.6%	+10bps
Total	100.0%	100.0%

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PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change
Retail Commercial Truck Units:
New Retail	3,739	3,491	7.1%
Used Retail	975	1,049	(7.1)%
Total	4,714	4,540	3.8%

Retail Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$527.2	$494.2	6.7%
Used Vehicles	63.8	62.4	2.2%
Finance and Insurance, Net	4.5	5.3	(15.1)%
Service and Parts	222.0	223.6	(0.7)%
Wholesale and Other	6.2	6.3	(1.6)%
Total Revenue	$823.7	$791.8	4.0%

Retail Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$33.5	$34.6	(3.2)%
Used Vehicles	7.3	3.3	121.2%
Finance and Insurance, Net	4.5	5.3	(15.1)%
Service and Parts	92.6	98.1	(5.6)%
Wholesale and Other	3.1	3.5	(11.4)%
Total Gross Profit	$141.0	$144.8	(2.6)%

Retail Commercial Truck Revenue Per Vehicle Retailed:
New Vehicles	$140,988	$141,564	(0.4)%
Used Vehicles	65,468	59,517	10.0%

Retail Commercial Truck Gross Profit Per Vehicle Retailed:
New Vehicles	$8,960	$9,909	(9.6)%
Used Vehicles	7,451	3,187	133.8%
Finance and Insurance	950	1,167	(18.6)%

Retail Commercial Truck Gross Margin:
New Vehicles	6.4%	7.0%	(60)bps
Used Vehicles	11.4%	5.3%	+610bps
Service and Parts	41.7%	43.9%	(220)bps
Wholesale and Other	50.0%	55.6%	(560)bps
Total Gross Margin	17.1%	18.3%	(120)bps

Retail Commercial Truck Revenue Mix Percentages:
New Vehicles	64.0%	62.4%	+160bps
Used Vehicles	7.7%	7.9%	(20)bps
Finance and Insurance, Net	0.5%	0.7%	(20)bps
Service and Parts	27.0%	28.2%	(120)bps
Wholesale and Other	0.8%	0.8%	—bps
Total	100.0%	100.0%

Retail Commercial Truck Gross Profit Mix Percentages:
New Vehicles	23.8%	23.9%	(10)bps
Used Vehicles	5.2%	2.3%	+290bps
Finance and Insurance, Net	3.2%	3.7%	(50)bps
Service and Parts	65.7%	67.7%	(200)bps
Wholesale and Other	2.1%	2.4%	(30)bps
Total	100.0%	100.0%

10

PENSKE AUTOMOTIVE GROUP, INC.
Retail Commercial Truck Operations Same-Store
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024	Change
Retail Commercial Truck Same-Store Units:
New Retail	3,419	3,491	(2.1)%
Used Retail	954	1,049	(9.1)%
Total	4,373	4,540	(3.7)%

Retail Commercial Truck Same-Store Revenue: (Amounts in Millions)
New Vehicles	$478.2	$494.2	(3.2)%
Used Vehicles	62.5	62.4	0.2%
Finance and Insurance, Net	4.0	5.3	(24.5)%
Service and Parts	214.2	222.7	(3.8)%
Wholesale and Other	5.8	6.3	(7.9)%
Total Revenue	$764.7	$790.9	(3.3)%

Retail Commercial Truck Same-Store Gross Profit: (Amounts in Millions)
New Vehicles	$30.2	$34.6	(12.7)%
Used Vehicles	7.2	3.3	118.2%
Finance and Insurance, Net	4.0	5.3	(24.5)%
Service and Parts	88.9	97.6	(8.9)%
Wholesale and Other	2.9	3.3	(12.1)%
Total Gross Profit	$133.2	$144.1	(7.6)%

Retail Commercial Truck Same-Store Revenue Per Vehicle Retailed:
New Vehicles	$139,867	$141,564	(1.2)%
Used Vehicles	65,548	59,517	10.1%

Retail Commercial Truck Same-Store Gross Profit Per Vehicle Retailed:
New Vehicles	$8,822	$9,909	(11.0)%
Used Vehicles	7,541	3,187	136.6%
Finance and Insurance	907	1,167	(22.3)%

Retail Commercial Truck Same-Store Gross Margin:
New Vehicles	6.3%	7.0%	(70)bps
Used Vehicles	11.5%	5.3%	+620bps
Service and Parts	41.5%	43.8%	(230)bps
Wholesale and Other	50.0%	52.4%	(240)bps
Total Gross Margin	17.4%	18.2%	(80)bps

Retail Commercial Truck Same-Store Revenue Mix Percentages:
New Vehicles	62.5%	62.5%	—bps
Used Vehicles	8.2%	7.9%	+30bps
Finance and Insurance, Net	0.5%	0.7%	(20)bps
Service and Parts	28.0%	28.2%	(20)bps
Wholesale and Other	0.8%	0.7%	+10bps
Total	100.0%	100.0%

Retail Commercial Truck Same-Store Gross Profit Mix Percentages:
New Vehicles	22.7%	24.0%	(130)bps
Used Vehicles	5.4%	2.3%	+310bps
Finance and Insurance, Net	3.0%	3.7%	(70)bps
Service and Parts	66.7%	67.7%	(100)bps
Wholesale and Other	2.2%	2.3%	(10)bps
Total	100.0%	100.0%

11

PENSKE AUTOMOTIVE GROUP, INC.
Supplemental Data
(Unaudited)

	Three Months Ended
	March 31,
	2025	2024
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	28%	26%
Audi	10%	10%
Porsche	10%	8%
Mercedes-Benz	9%	9%
Land Rover / Jaguar	8%	8%
Ferrari / Maserati	3%	3%
Lexus	3%	3%
Acura	1%	1%
Bentley	1%	1%
Others	1%	3%
Total Premium	74%	72%
Volume Non-U.S.:
Toyota	10%	10%
Honda	5%	5%
Volkswagen	2%	2%
Hyundai	1%	1%
Others	2%	2%
Total Volume Non-U.S.	20%	20%
U.S.:
General Motors / Stellantis / Ford	2%	1%
Used Vehicle Dealerships	4%	7%
Total	100%	100%

	Three Months Ended
	March 31,
Capital Expenditures / Stock Repurchases:	2025		2024
($ Amounts in Millions)
Capital expenditures	$	76.6	$	102.5
Cash paid for acquisitions	$	—	$	243.6
Stock repurchases:
Aggregate purchase price	$	40.0	$	32.9
Shares repurchased		255,228		221,329

Balance Sheet and Other Highlights:	March 31, 2025	December 31, 2024
(Amounts in Millions)
Cash and Cash Equivalents	$118.4	$72.4
Inventories	$4,500.3	$4,640.2
Total Floor Plan Notes Payable	$3,963.9	$4,024.0
Total Long-Term Debt	$1,771.5	$1,852.0
Equity	$5,412.7	$5,227.3

Debt to Total Capitalization Ratio	24.7%	26.2%
Leverage Ratio (1)	1.2x	1.2x
New vehicle days' supply	39 days	49 days
Used vehicle days' supply	36 days	47 days
__________________________
(1)See the following Non-GAAP reconciliation table

12

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Non-GAAP Reconciliations
(Unaudited)
The following tables reconcile reported net income and earnings per share to adjusted net income and adjusted earnings per share for the three months ended March 31, 2025, and 2024:

	Three Months Ended
(Amounts in Millions)	March 31,
	2025	2024	% Change

Net Income Attributable to Common Stockholders	$244.3	$215.2	13.5%
Less: Gain on Sale of Dealership	(38.9)	—	nm
Add: Impairments and Other Charges	20.9	—	nm
Adjusted Net Income Attributable to Common Stockholders	$226.3	$215.2	5.2%

	Three Months Ended
	March 31,
	2025	2024	% Change

Earnings Per Share	$3.66	$3.21	14.0%
Less: Gain on Sale of Dealership	(0.58)	—	nm
Add: Impairments and Other Charges	0.31	—	nm
Adjusted Earnings Per Share	$3.39	$3.21	5.6%
The following tables reconcile reported selling, general, and administrative expenses ("SG&A") and SG&A to gross profit to adjusted SG&A and adjusted SG&A to gross profit for the three months ending March 31, 2025, and 2024:

	Three Months Ended
	March 31,		2025 vs. 2024
(Amounts in Millions)	2025	2024	Change		% Change

Selling, General, & Administrative Expenses	$913.6	$879.8	$33.8		3.8%
Less: Impairments and Other Charges	(25.2)	—	(25.2)		nm
Adjusted Selling, General, & Administrative Expenses	$888.4	$879.8	$8.6		1.0%
Selling, General, and Administrative Expenses to Gross Profit	72.0%	70.7%	130	bps	nm
Adjusted Selling, General, and Administrative Expenses to Gross Profit	70.0%	70.7%	(70)	bps	nm
The following table reconciles net income before taxes to adjusted net income before taxes for the three months ending March 31, 2025, and 2024:

	Three Months Ended
(Amounts in Millions)	March 31,
	2025	2024	% Change

Net Income Before Taxes	$337.1	$294.8	14.3%
Less: Gain on Sale of Dealership	(52.3)	—	nm
Add: Impairments and Other Charges	25.2	—	nm
Adjusted Net Income Before Taxes	$310.0	$294.8	5.2%
nm – not meaningful

13

The following table reconciles reported net income to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) for the three months ended March 31, 2025 and 2024:

	Three Months Ended
	March 31,		2025 vs. 2024
(Amounts in Millions)	2025	2024	Change	% Change

Net Income	$245.0	$216.2	$28.8	13.3%
Add: Depreciation	39.9	37.8	2.1	5.6%
Other Interest Expense	22.5	21.3	1.2	5.6%
Income Taxes	92.1	78.6	13.5	17.2%
EBITDA	$399.5	$353.9	$45.6	12.9%
Less: Gain on Sale of Dealership	(52.3)	—	(52.3)	nm
Add: Impairments and Other Charges	25.2	—	25.2	nm
Adjusted EBITDA	$372.4	$353.9	$18.5	5.2%
nm – not meaningful

The following table reconciles the leverage ratio as of March 31, 2025, and December 31, 2024:

	Nine	Three	Trailing Twelve	Twelve
	Months Ended	Months Ended	Months Ended	Months Ended
(Amounts in Millions)	December 31, 2024	March 31, 2025	March 31, 2025	December 31, 2024

Net Income	$707.2	$245.0	$952.2	$923.4
Add: Depreciation	120.2	39.9	160.1	158.0
Other Interest Expense	66.5	22.5	89.0	87.8
Income Taxes	237.9	92.1	330.0	316.5
EBITDA	$1,131.8	$399.5	$1,531.3	$1,485.7
Less: Gain on Sale of Dealership	—	(52.3)	(52.3)	—
Add: Impairments and Other Charges	—	25.2	25.2	—
Adjusted EBITDA	$1,131.8	$372.4	$1,504.2	$1,485.7

Total Non-Vehicle Long-Term Debt			$1,771.5	$1,852.0
Leverage Ratio			1.2x	1.2x
# # # # # # #

14